Filed pursuant to Rule 497(a)

File No. 333-204915

Rule 482ad

FROM:

Newtek Business Services Corp.

http://www.thesba.com

Investor Relations

Contact: Jayne Cavuoto

Telephone: (212) 273-8179 / jcavuoto@thesba.com

Public Relations

Contact: Simrita Singh

Telephone: (212) 356-9566 / ssingh@thesba.com

Newtek Business Services Corp. Prices Public Offering of 7.5% Notes Due 2022

Newtek Business Services Corp. Equity Now Trades on the Nasdaq Global Market

New York - September 16, 2015 – Newtek Business Services Corp. (Nasdaq Global Market: NEWT) (“Newtek”) announced today the pricing of its public offering of $8.2 million in aggregate principal amount of its 7.5% notes due 2022 (the “Notes”). The Notes will mature on September 30, 2022, and may be redeemed in whole or in part at any time or from time to time at Newtek’s option on or after September 23, 2018. The Notes will bear interest at a rate of 7.5% per year payable quarterly on March 31, June 30, September 30 and December 31, of each year, beginning December 31, 2015. Newtek has also granted the underwriters a 30-day option to purchase up to an additional $1.23 million in aggregate principal amount of the Notes to cover overallotments, if any.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about September 23, 2015. Newtek expects to list the Notes on the Nasdaq Global Market under the trading symbol “NEWTZ.”

Additionally, Newtek had its common stock transferred within the Nasdaq listing tiers, from the Nasdaq Capital Market to the Nasdaq Global Market. No change was made to the trading symbol for the Company’s common stock, which is “NEWT.”

JMP Securities LLC and Ladenburg Thalmann & Co. Inc. are acting as the book-running managers for this offering.

Barry Sloane, President, Chairman and Chief Executive Officer of Newtek commented, “We are thrilled to have created a new debt channel. This offering with a long-term fixed-rate coupon will help us continue to grow our business as planned. We believe having access to debt markets in addition to bank lines of funding are key instruments for our ability to grow and offer returns to our investors. We are proud of our ability to continue to access the market, from our shelf registration, during volatile and turbulent times.”

Mr. Sloane concluded, “We are also pleased to now be trading on the Nasdaq Global Market. This market holds its companies to a higher set of listing standards than the Nasdaq Capital Market with strict financial and liquidity requirements and corporate governance standards.”

This offering is being made pursuant to an effective shelf registration statement and related prospectus and preliminary prospectus supplement filed by Newtek with the Securities and Exchange Commission (the “SEC”). This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor there any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Copies of the prospectus supplement and prospectus relating to the offering may be obtained from JMP Securities LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111, Attention: Claire Cornell, telephone: (415) 835-8900, e-mail: ccornell@jmpsecurities.com; and Ladenburg Thalmann & Co. Inc., 58 South Service Road, Suite 160, Melville, NY 11747, Attention: Syndicate Department, toll-free: (800) 573-2541 and e-mail: syndicate@ladenburg.com.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Newtek before investing. The preliminary prospectus supplement dated September 8, 2015 and the accompanying prospectus dated August 19, 2015, which have been filed with the SEC, contain this and other information about Newtek and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

ABOUT NEWTEK

Newtek Business Services Corp., The Small Business Authority®, is an internally managed business development company, which along with its controlled portfolio companies, provides a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to over 100,000 SMB accounts across all 50 States to help them grow their sales, control their expenses and reduce their risk.

Newtek’s products and services include: Business Lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable Financing, The Secure Gateway, The Newtek Advantage™, Insurance Services, Web Services, Data Backup, Storage and Retrieval and Payroll. The Small Business Authority® is a registered trademark of Newtek Business Services Corp., and neither are a part of or endorsed by the U.S. Small Business Administration.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events, future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Newtek’s filings with the SEC. The forward-looking statements contained in this release are made as of the date hereof, and Newtek undertakes no duty to update any forward-looking statements made herein for subsequent events.

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